UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-04873

                             The Gabelli Growth Fund (formerly The GAMCO Growth Fund)

(Exact name of registrant as specified in charter)

One Corporate Center

                                Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Growth Fund

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Howard F. Ward, CFA	Christopher D. Ward, CFA
Portfolio Manager	Associate Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2019, the net asset value (NAV) per Class I Share of The Gabelli Growth Fund (previously, The GAMCO Growth Fund) increased 34.5% compared with an increase of 31.5% for the Standard & Poor’s (S&P) 500 Index and an increase of 36.4% for the Russell 1000 Growth Index. Other classes of shares are available. See page 4 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Performance Discussion (Unaudited)

The Fund’s investment objective is to seek to provide capital appreciation. The Fund’s secondary objective is to produce current income.

The Fund’s investment strategy is to invest in common stocks. The Fund may also invest in foreign securities. The Fund focuses on securities of companies which appear to have favorable, yet undervalued, prospects for earnings growth and price appreciation. Gabelli Funds, LLC (the Adviser), invests the Fund’s assets in companies which the portfolio managers believe have above average or expanding market shares, profit margins, and returns on equity.

The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. government, various trade associations and other sources, and published corporate financial data

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

such as annual reports, 10-Ks, and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

The S&P 500 returned 13.7% through the first quarter, the best first quarter since 1998. Just weeks after suggesting the Fed balance sheet runoff was on “autopilot and hiking rates for the ninth time this cycle, the Fed went out of its way to soothe markets. Fed chairman Jerome Powell clarified his intentions to be patient and flexible with the balance sheet. Fed dot projections became considerably more dovish, with rate hike projections for 2019 decreasing from two to zero in just three months. This Fed pivot resulted in a brief cyclical surge, led by industrials and energy, as the 10 year yield rose from 2.55% to 2.78%. February and March proved cyclical leadership to be quite temporary, as market leadership swiftly returned to more defensive areas such as technology, utilities, consumer staples, and REITs, consistent with a falling 10 year yield from 2.78% to 2.40%. Domestic and Global Purchasing Manager Indices (PMIs) continued to decline, consistent with S&P 500 earnings estimates which were steadily revised lower, from $172 in December to $166 at the end of the first quarter.

Global PMIs (PMIs) continued to deteriorate in the second quarter reflecting a slowing economy. With leading economic indicators declining and China trade tensions escalating, CEO confidence (as measured by Chief Executive Magazine) declined. However, the market interpreted “bad news” as “good news” as the likelihood of a Fed rate cut increased. As a result, the “Fed relief rally” continued through the second quarter with the market returning 4.3%, fueled by multiple expansion.

For those anticipating more rate cuts, the Fed delivered in the third quarter with not one, but two, 25 basis point cuts. Fed Chairman Powell highlighted low unemployment and strong consumer spending, but acknowledged weakening capex, softer exports, muted inflation and geopolitical risks were sufficient cause for action. Indeed, the third quarter was rife with geopolitical turmoil. On August 1, the market reacted swiftly and violently to the escalating trade tensions between the U.S. and China. President Trump announced an expansion of tariffs to cover nearly 100% of Chinese exports. In an attempt to offset the tariff impact, China responded by allowing the yuan to depreciate below the critical 7-to-1 U.S. dollar threshold. Markets panicked, fearing a currency war, that would have triggered a devastating ripple effect through the global economy. The S&P 500 lost over 6% as the debacle unfolded. The remainder of the third quarter was no less dramatic. Half of Saudi Arabia’s oil production was taken offline by low altitude missiles and drones, likely initiated by Iran, testing the United States’ commitment to defend the oil rich monarchies of the Persian Gulf. Hong Kong demonstrations intensified, leading up to China’s 70th anniversary celebrations in October. Brexit negotiations remained contentious and unresolved as the October 31 deadline approached. And on the domestic front, House Majority Speaker Nancy Pelosi announced the start of a formal impeachment inquiry into President Trump. Despite a decelerating economy and rising geopolitical risks, which drove the 10 year yield from 2.05% to 1.67% in the quarter, the S&P 500 finished the quarter just 1.5% below its all time high.

The S&P 500 finished the year strong with a 9.1% return in the fourth quarter. September PMIs (released in October) showed improvement, which some interpreted as a PMI trough, fueling a rally in cyclical stocks. Indeed, early cyclical industries, such as housing, had benefitted from the decline in rates over the previous fourteen months. Consumer health metrics remained strong, supported by record low unemployment, record high net worth, and record low debt service. Consumer confidence remained stable at an elevated level. Average hourly earnings grew 3%, a healthy level and well below the recession inducing threshold of 4%. Oil prices remained consumer friendly. As a result, inflation remained tame, below the Fed’s symmetric 2% target. In contrast, business investment, exports, and manufacturing remained weak. Unlike consumer confidence, CEO confidence continued to decline reflecting uncertainty surrounding geopolitics and the election.

Multiple expansion did the heavy lifting in 2019, with earnings contributing less than 2% of the S&P 500’s 31% total return. In fact, 85% of the S&P 500 experienced multiple expansion. Multiple expansion is typically associated with receding market risks. Indeed, investor sentiment improved throughout the year driven by a number of catalysts, including the Fed pivot in January, improving economic data in September, the expected passing of the USMCA trade deal, and an eleventh hour Phase 1 trade agreement with China in December. In addition, investor sentiment, a contrarian indicator, rose from bearish in December of 2018 to bullish twelve months later. In the fourth quarter, as a result of improving investor sentiment, corporate credit spreads and high yield credit default swap spreads sat at historic lows, suggesting very little risk was priced into the market. Given elevated P/E multiples and an already low amount of risk priced into the market, it became difficult to envision risks receding any further to fuel continued multiple expansion. For these reasons, we maintained a relatively defensive posture throughout 2019 by limiting beta exposure and selling positions whose valuations became unjustifiable. We believed this to be prudent given leading economic indicators (PMIs) in contraction territory (under 50) and valuations for certain growth stocks returning to peak levels.

The top contributors to performance in 2019 included:

Microsoft (8.8% of net assets as of December 31, 2019) is the world’s largest software company and develops software products for computing devices ranging from PC’s to servers to its Xbox game console. The transition from Office to cloud-based Office 365 resulted in user base growth and per user pricing lift. Microsoft’s Azure has emerged as a rapidly growing public cloud winner behind Amazon’s AWS.

Apple (7.2%) designs computers, mobile phones, and other hardware, along with personal and professional software. Apple inspired the digital music revolution with the iPod and iTunes, redefined the mobile phone with the iPhone and App Store, invented an entirely new category (tablets) with the iPad. Perhaps Apple’s greatest innovation has been its integrated ecosystem, which retains customers and produces a “halo effect” for other Apple devices. Increased sales in its wearables and iPods categories were rewarded by investors.

The top detractors for 2019 included:

Home Depot (No longer held) is the world’s largest home improvement retailer. Its most recent quarterly earnings release showed a modest increase in sales, but this figure was below expectations. The company also announced that its initial assumptions regarding benefits from its strategic investments had been too optimistic.

New Relic (No longer held) is a provider of cloud based observability platforms. Its financial results showed increased revenue, but an even larger increase in GAAP loss from operations.

Thank you for your investment in The Gabelli Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)					Since Inception (4/10/87)
	1 Year	3 Year	5 Year	10 Year
Class I (GGCIX)	34.51%	21.26%	14.13%	13.46%	10.74%
S&P 500 Index	31.49	15.27	11.70	13.56	10.05(b)
Russell 1000 Growth Index	36.39	20.49	14.63	15.22	9.96(b)
Class AAA (GABGX)	34.18	20.95	13.85	13.18	10.64
Class A (GGCAX)	34.16	20.95	13.85	13.19	10.64
With sales charge (c)	26.45	18.59	12.51	12.52	10.45
Class C (GGCCX)	33.18	20.05	13.00	12.34	10.24
With contingent deferred sales charge (d)	32.18	20.05	13.00	12.34	10.24

In the current prospectuses dated April 30, 2019, the expense ratios for Class AAA, A, C, and I Shares are 1.40%, 1.40%, 2.15%, and 1.15%, respectively. See page 10 for the expense ratios for the year ended December 31, 2019. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index and Russell 1000 Growth Index since inception performance results are as of March 31, 1987.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2019 through December 31, 2019	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2019.

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,098.80	1.38%	$ 7.30
Class A	$1,000.00	$1,098.70	1.38%	$ 7.30
Class C	$1,000.00	$1,094.40	2.13%	$11.24
Class I	$1,000.00	$1,100.10	1.13%	$ 5.98
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.25	1.38%	$ 7.02
Class A	$1,000.00	$1,018.25	1.38%	$ 7.02
Class C	$1,000.00	$1,014.47	2.13%	$10.82
Class I	$1,000.00	$1,019.51	1.13%	$ 5.75
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2019:

The Gabelli Growth Fund

Financial Services	22.8%
Health Care	18.6%
Consumer Discretionary - Other	14.8%
Technology - Computer Software and Services	12.5%
Technology - Internet	11.2%
Technology - Computer
Technology, Semiconductors, and Components	10.3%

Utilities	3.5%
Consumer Staples	2.4%
Consumer Discretionary - Media	2.1%
Producer Durables	2.0%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Growth Fund

Schedule of Investments — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 100.2%
	FINANCIAL SERVICES — 22.8%
131,700	American Tower Corp., REIT	$20,803,421	$30,267,294
182,000	Crown Castle International Corp., REIT	20,085,081	25,871,300
110,000	Fidelity National Information Services Inc.	14,650,920	15,299,900
179,400	Fiserv Inc.†	13,675,310	20,744,022
141,300	Mastercard Inc., Cl. A	4,314,566	42,190,767
104,700	PayPal Holdings Inc.†	6,317,058	11,325,399
130,900	Visa Inc., Cl. A	3,489,724	24,596,110
		83,336,080	170,294,792

	HEALTH CARE — 18.6%

292,000	Bristol-Myers Squibb Co.	16,085,888	18,743,480
58,800	Danaher Corp.	4,961,846	9,024,624
94,600	Edwards Lifesciences Corp.†	12,628,601	22,069,234
107,000	Merck & Co. Inc.	9,173,066	9,731,650
70,600	Thermo Fisher Scientific Inc.	14,918,480	22,935,822
99,900	UnitedHealth Group Inc.	25,165,984	29,368,602
202,300	Zoetis Inc.	10,286,413	26,774,405
		93,220,278	138,647,817

	CONSUMER DISCRETIONARY - OTHER — 14.8%
22,600	Amazon.com Inc.†	9,205,216	41,761,184
89,100	Costco Wholesale Corp.	19,020,799	26,188,272
82,200	McDonald’s Corp.	15,771,923	16,243,542
23,300	Netflix Inc.†	4,236,341	7,539,181
86,000	NIKE Inc., Cl. B	7,771,610	8,712,660
22,200	The Estee Lauder Companies Inc., Cl. A	4,047,235	4,585,188
83,000	The TJX Companies Inc.	4,919,456	5,067,980
		64,972,580	110,098,007

	TECHNOLOGY - COMPUTER SOFTWARE AND SERVICES — 12.5%
60,000	Adobe Inc.†	8,090,793	19,788,600
418,000	Microsoft Corp.	14,390,115	65,918,600
27,700	ServiceNow Inc.†	4,683,902	7,820,264
		27,164,810	93,527,464

Shares		Cost	Market Value
	TECHNOLOGY - INTERNET — 11.2%
17,100	Alphabet Inc., Cl. A†	$6,830,730	$22,903,569
12,645	Alphabet Inc., Cl. C†	6,138,561	16,906,618
179,200	Facebook Inc., Cl. A†	20,007,419	36,780,800
26,500	IAC/InterActiveCorp.†	4,191,388	6,601,415
		37,168,098	83,192,402

	TECHNOLOGY - COMPUTER TECHNOLOGY, SEMICON- DUCTORS, AND COMPONENTS — 10.3%
183,600	Apple Inc.	9,916,781	53,914,140
85,000	Applied Materials Inc.	4,762,734	5,188,400
73,900	NVIDIA Corp.	14,827,018	17,388,670
		29,506,533	76,491,210
	UTILITIES — 3.5%
108,400	NextEra Energy Inc.	18,935,067	26,250,144
	CONSUMER STAPLES — 2.4%
133,100	PepsiCo Inc.	17,149,365	18,190,777

	CONSUMER DISCRETIONARY - MEDIA — 2.1%
108,200	The Walt Disney Co.	14,392,159	15,648,966
	PRODUCER DURABLES — 2.0%
15,800	Honeywell International Inc.	2,835,752	2,796,600
82,700	United Technologies Corp.	12,262,677	12,385,152
		15,098,429	15,181,752
	TOTAL COMMON STOCKS	400,943,399	747,523,331

	TOTAL INVESTMENTS — 100.2%	$400,943,399	747,523,331

	Other Assets and Liabilities (Net) — (0.2)%		(1,369,151)

	NET ASSETS — 100.0%		$746,154,180

†	Non-income producing security.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Growth Fund

Statement of Assets and Liabilities December 31, 2019

Assets:
Investments, at value (cost $400,943,399)	$747,523,331
Cash	339
Receivable for Fund shares sold	207,255
Dividends receivable	485,092
Prepaid expenses	27,662

Total Assets	748,243,679

Liabilities:
Payable for Fund shares redeemed	655,655
Payable for investment advisory fees	627,273
Payable for distribution fees	141,113
Payable for accounting fees	11,250
Line of credit payable	411,000
Other accrued expenses	243,208

Total Liabilities	2,089,499

Net Assets
(applicable to 11,308,561 shares outstanding)	$746,154,180

Net Assets Consist of:
Paid-in capital	$400,053,119
Total distributable earnings	346,101,061

Net Assets	$746,154,180

Shares of Beneficial Interest, each at $0.01 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($653,310,551 ÷ 9,926,128 shares outstanding)	$65.82
Class A:
Net Asset Value and redemption price per share ($6,086,672 ÷ 92,446 shares outstanding)	$65.84
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$69.86
Class C:
Net Asset Value and offering price per share ($2,926,551 ÷ 52,579 shares outstanding)	$55.66	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($83,830,406 ÷ 1,237,408 shares outstanding)	$67.75

(a)	Redemption price varies based on the length of time held.

Statement of Operations For the Year Ended December 31, 2019

Investment Income:
Dividends	$6,003,649
Interest	231,625

Total Investment Income	6,235,274

Expenses:
Investment advisory fees	6,938,091
Distribution fees - Class AAA	1,523,230
Distribution fees - Class A	13,607
Distribution fees - Class C	30,094
Shareholder services fees	445,334
Shareholder communications expenses	130,558
Trustees’ fees	98,500
Registration expenses	63,528
Legal and audit fees	54,934
Custodian fees	45,402
Accounting fees	45,000
Tax expense	9,159
Interest expense	1,837
Miscellaneous expenses	35,108

Total Expenses	9,434,382

Net Investment Loss	(3,199,108)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	79,765,279

Net change in unrealized appreciation/depreciation:
on investments	122,109,605
on foreign currency translations	(447)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	122,109,158

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	201,874,437

Net Increase in Net Assets Resulting from Operations	$198,675,329

See accompanying notes to financial statements.

The Gabelli Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$ (3,199,108)	$ (3,078,546)
Net realized gain on investments and foreign currency transactions	79,765,279	30,352,468
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	122,109,158	(14,734,577)

Net Increase in Net Assets Resulting from Operations	198,675,329	12,539,345

Distributions to Shareholders:
Accumulated earnings
Class AAA	(68,086,551)	(28,248,219)
Class A	(652,682)	(254,355)
Class C	(359,813)	(171,579)
Class I	(8,504,318)	(3,206,862)

Total Distributions to Shareholders	(77,603,364)	(31,881,015)

Shares of Beneficial Interest Transactions:
Class AAA	22,125,850	(9,713,544)
Class A	225,440	1,730,791
Class C	(434,819)	345,174
Class I	9,472,002	12,405,471
Class T*	—	(1,380)

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	31,388,473	4,766,512

Redemption Fees	950	506

Net Increase/(Decrease) in Net Assets	152,461,388	(14,574,652)
Net Assets:
Beginning of year	593,692,792	608,267,444

End of year	$746,154,180	$593,692,792

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

9

The Gabelli Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2019	$54.66	$(0.32)	$19.04	$18.72	$(7.56)	—	$(7.56)	$0.00	$65.82	34.2%	$653,311	(0.49)%	1.38%		75%
2018	56.74	(0.31)	1.32	1.01	(3.09)	—	(3.09)	0.00	54.66	1.8	524,721	(0.49)	1.40	(c)	65
2017	46.56	(0.08)	13.82	13.74	(3.56)	—	(3.56)	0.00	56.74	29.5	550,300	(0.15)	1.41	(c)	50
2016	47.60	(0.02)	1.39	1.37	(2.38)	$(0.03)	(2.41)	0.00	46.56	2.8	460,437	(0.04)	1.44	(c)(d)	52
2015	48.93	(0.05)	2.62	2.57	(3.90)	—	(3.90)	0.00	47.60	5.1	484,320	(0.11)	1.43	(c)	40
Class A
2019	$54.68	$(0.31)	$19.03	$18.72	$(7.56)	—	$(7.56)	$0.00	$65.84	34.2%	$6,087	(0.47)%	1.38%		75%
2018	56.76	(0.31)	1.32	1.01	(3.09)	—	(3.09)	0.00	54.68	1.8	4,882	(0.50)	1.40	(c)	65
2017	46.57	(0.08)	13.83	13.75	(3.56)	—	(3.56)	0.00	56.76	29.5	3,448	(0.15)	1.41	(c)	50
2016	47.61	(0.02)	1.39	1.37	(2.38)	$(0.03)	(2.41)	0.00	46.57	2.8	3,066	(0.03)	1.44	(c)(d)	52
2015	48.93	(0.05)	2.63	2.58	(3.90)	—	(3.90)	0.00	47.61	5.1	3,120	(0.10)	1.43	(c)	40
Class C
2019	$47.44	$(0.71)	$16.49	$15.78	$(7.56)	—	$(7.56)	$0.00	$55.66	33.2%	$2,926	(1.25)%	2.13%		75%
2018	50.02	(0.68)	1.19	0.51	(3.09)	—	(3.09)	0.00	47.44	1.1	2,849	(1.24)	2.15	(c)	65
2017	41.68	(0.44)	12.34	11.90	(3.56)	—	(3.56)	0.00	50.02	28.5	2,715	(0.90)	2.16	(c)	50
2016	43.18	(0.35)	1.26	0.91	(2.38)	$(0.03)	(2.41)	0.00	41.68	2.1	1,778	(0.81)	2.19	(c)(d)	52
2015	45.06	(0.40)	2.42	2.02	(3.90)	—	(3.90)	0.00	43.18	4.3	2,476	(0.86)	2.18	(c)	40
Class I
2019	$55.96	$(0.16)	$19.51	$19.35	$(7.56)	—	$(7.56)	$0.00	$67.75	34.5%	$83,830	(0.23)%	1.13%		75%
2018	57.87	(0.15)	1.33	1.18	(3.09)	—	(3.09)	0.00	55.96	2.1	61,241	(0.23)	1.15	(c)	65
2017	47.31	0.06	14.06	14.12	(3.56)	—	(3.56)	0.00	57.87	29.8	51,803	0.10	1.16	(c)	50
2016	48.22	0.11	1.39	1.50	(2.38)	$(0.03)	(2.41)	0.00	47.31	3.1	36,866	0.22	1.19	(c)(d)	52
2015	49.39	0.07	2.66	2.73	(3.90)	—	(3.90)	0.00	48.22	5.4	35,484	0.14	1.17	(c)	40

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

During the year ended December 31, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the annualized expense ratios would have been 1.33% (Class AAA), 1.33% (Class A), 2.09% (Class C), and 1.07% (Class I).

See accompanying notes to financial statements.

10

The Gabelli Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Growth Fund (formerly The GAMCO Growth Fund) was organized on October 24, 1986 as a Massachusetts business trust and commenced investment operations on April 10, 1987. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is capital appreciation and its secondary goal is to produce current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

Valuation Inputs*	Investments in Securities (Market Value)
Level 1 - Quoted Prices	$747,523,331

*

Portfolio holdings designated in Level 1 are disclosed individually in the Schedule of Investments (SOI). Please refer to the SOI for the industry classifications of these portfolio holdings. Level 1 consists of Common Stocks and Real Estate Investment Trusts.

There were no Level 3 investments held at December 31, 2019 or December 31, 2018.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to short term gain being netted against current year net operating loss and the write off of current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $876,485 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Distributions paid from:
Net long term capital gains	$77,603,364	$31,881,015

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required. During the year ended December 31, 2019, the Fund paid excise tax of $9,159.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$328,361
Net unrealized appreciation on investments and foreign currency translations	345,772,700

Total	$346,101,061

As of December 31, 2019, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$401,750,863	$346,619,086	$(846,618)	$345,772,468

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. Except as disclosed above, for the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Trustee each receives an annual fee of $2,000. The Chairman of the Nominating Committee receives a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $514,816,700 and $560,238,821, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2019, the Distributor retained a total of $7,117 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2019, there was $411,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2019 was $19,666 with a weighted average interest rate of 3.19%. The maximum amount borrowed at any time during the year ended December 31, 2019 was $1,731,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2019 and 2018, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	173,058	$11,373,460	290,016	$18,274,431
Shares issued upon reinvestment of distributions	978,871	64,732,458	495,908	26,863,465
Shares redeemed	(825,398)	(53,980,068)	(885,310)	(54,851,440)

Net increase/(decrease)	326,531	$22,125,850	(99,386)	$(9,713,544)

Class A
Shares sold	30,811	$2,017,528	65,379	$4,011,440
Shares issued upon reinvestment of distributions	9,380	620,577	4,497	243,671
Shares redeemed	(37,027)	(2,412,665)	(41,355)	(2,524,320)

Net increase	3,164	$225,440	28,521	$1,730,791

Class C
Shares sold	12,033	$661,872	19,066	$1,047,895
Shares issued upon reinvestment of distributions	5,901	330,031	3,395	159,630
Shares redeemed	(25,399)	(1,426,722)	(16,683)	(862,351)

Net increase/(decrease)	(7,465)	$(434,819)	5,778	$345,174

Class I
Shares sold	136,465	$9,022,604	276,328	$17,594,901
Shares issued upon reinvestment of distributions	115,049	7,831,393	53,026	2,940,840
Shares redeemed	(108,483)	(7,381,995)	(130,167)	(8,130,270)

Net increase	143,031	$9,472,002	199,187	$12,405,471

Class T*
Shares redeemed	—	$—	(20)	$(1,380)

Net decrease	—	$—	(20)	$(1,380)

*	Class T Shares were liquidated on September 21, 2018.

The Gabelli Growth Fund

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Gabelli Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Growth Fund (formerly The GAMCO Growth Fund ) (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:
Mario J. Gabelli, CFA Trustee Age: 77	Since 1987	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013- 2018)
John D. Gabelli Trustee Age: 75	Since 1995	12	Senior Vice President of G.research, LLC	—
Anthony Torna, Sr. Trustee Age: 93	Since 1987	1	Registered Representative, Maxim Group LLC; Investec Ernst & Company (2001-2012)	—
INDEPENDENT TRUSTEES[5]:

James P. Conn Trustee Age: 81	Since 1992	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Robert J. Morrissey Trustee Age: 80	Since 2001	7	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Anthonie C. van Ekris[6] Trustee Age: 85	1987-1989 1992-present	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Trustee Age: 74	1987-1996 2000-present	31

President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling)

(2005-2014)

				Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008
John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014
Agnes Mullady Vice President Age: 61	Since 2006

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 47	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For officers, includes time served in previous officer positions with the Fund.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Christopher D. Ward, CFA, joined the GAMCO Growth Team in 2015 as Vice President and Research Analyst. Prior to joining Gabelli Funds, Mr. Ward spent five years at Morgan Stanley Private Wealth Management where he served as Director of Business Strategy for The Apollo Group. Before joining Morgan Stanley, he was with the GFI Group, Inc., a wholesale institutional brokerage firm. Mr. Ward is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He graduated from Boston College with a BA in Economics.

2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2019, the Fund paid to shareholders long term capital gains totaling $77,603,364 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

This designation is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GROWTH FUND
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

James P. Conn

Former Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Anthony Torna, Sr.

Former Investment Counselor,

Maxim Group LLC

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manger

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q419AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $39,508 for 2018 and $39,508 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,100 for 2018 and $4,250 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $0 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Growth Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date March 6, 2020

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date March 6, 2020

* Print the name and title of each signing officer under his or her signature.